UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

Current Report

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2020

COLLECTORS UNIVERSE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-34240	33-0846191
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1610 East Saint Andrew Place, Santa Ana, California	92705
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 567-1234

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered under Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.001 Par Value	CLCT	Nasdaq Global Market

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

EXPLANATORY NOTE

This Current Report on Form 8-K is being amended solely to include, as an exhibit, a copy of the Agreement and Plan of Merger, dated as of November 30, 2020, by and among Collectors Universe, Inc., Cards Parent LP and Cards Acquisition Inc.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.

2.1	Agreement and Plan of Merger, dated November 30, 2020, by and among Collectors Universe, Inc., Cards Parent LP. and Cards Acquisition Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLLECTORS UNIVERSE, INC.

By:	/s/ Joseph J. Wallace
Joseph J. Wallace Senior Vice President and Chief Financial Officer

Date: December 1, 2020